                                                                    Exhibit 99.4


                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2004-CB6

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION



                             COMPUTATIONAL MATERIALS

                           $448,040,000 (APPROXIMATE)
                                     C-BASS
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-CB6


                                 (C-BASS LOGO)



               CREDIT-BASED ASSET SERVICING AND SECURITIZATION LLC
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                            LITTON LOAN SERVICING LP
                                    SERVICER



                                AUGUST [24], 2004



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                     COMPUTATIONAL MATERIALS FOR
(MERRILL LYNCH LOGO)                                             C-BASS 2004-CB6

--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.



Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                 IO MORTGAGE LOAN CHARACTERISTICS SUMMARY REPORT

SUMMARY                                                                TOTAL                      MINIMUM                 MAXIMUM
-------                                                                -----                      -------                 -------
Aggregate Current Principal Balance                               $63,065,891.03
Number of Mortgage Loans                                                     240
(1)Average Outstanding Principal Balance                          $   262,774.55                $66,000.00              $663,040.00
(1)Average Original Loan Balance                                  $   262,858.09                $66,000.00              $663,040.00
(1)Weighted Average Current Combined Loan-to-Value Ratio                   81.66%                    53.74%                  100.00%
(1)Weighted Average Loan Rate                                              5.655%                    3.125%                   8.875%
(1)Weighted Average Gross Margin                                           5.139%                    2.000%                   7.875%
(1)Weighted Average Initial Periodic Cap                                   2.061%                    1.000%                   6.000%
(1)Weighted Average Subsequent Periodic Cap                                1.625%                    1.000%                   3.000%
(1),(2)Weighted Average Minimum Interest Rate                              5.654%                    4.090%                   8.875%
(1))Weighted Average Maximum Interest Rate                                12.524%                   10.800%                  14.575%
(1)Weighted Average Original Term to Maturity (months)                       350                       300                      360
(1)Weighted Average Remaining Term to Stated Maturity (months)               347                       295                      358
(1))Weighted Average Term to Roll (months)                                    20                         1                       58
(1),(3)Weighted Average Credit Score                                         699                       514                      801

(1)Average or Weighted Average reflected in Total.

(2)98.86% of the IO Mortgage Loans have minimum interest rates.

(3)100.00% of the IO Mortgage Loans have FICO Scores.


                                                                                           PERCENT OF CUT-OFF DATE
                                                                RANGE                         PRINCIPAL BALANCE
                                                                -----                         -----------------
PRODUCT TYPE                                                    Fully Amortizing                   100.00%
                                                                Balloon Payment                      0.00%

Lien                                                            First                              100.00%
                                                                Second                               0.00%

ADJUSTMENT TYPE                                                 Fixed                                0.60%
                                                                ARM                                 99.40%

PAYMENT TYPE                                                    Actuarial                            0.00%
                                                                Interest Only                      100.00%
                                                                Simple Interest                      0.00%

INDEX (ARM LOANS ONLY)                                          6 Month LIBOR                       83.30%
                                                                Other Indices                       16.70%


GEOGRAPHIC DISTRIBUTION                                         California                          71.30%
                                                                Washington                           7.00%
                                                                Arizona                              2.86%
                                                                Nevada                               2.38%
                                                                Colorado                             2.17%

LARGEST ZIP CODE CONCENTRATION                                  95127                                2.12%

SUB-PRIME LOANS                                                                                    100.00%

FHA-VA LOANS                                                                                         0.00%

SELLER FINANCED LOANS                                                                                0.00%

LOANS WITH BORROWER PMI                                                                              0.00%

LOANS WITH PREPAYMENT PENALTIES                                                                     78.08%



PRINCIPAL BALANCE OUTSTANDING

                                                                                                                 % OF AGGREGATE
                                                                     NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                                                  OF MORTGAGE        PRINCIPAL BALANCE          IO MORTGAGE LOANS
Principal Balance Outstanding                                        LOANS              OUTSTANDING                OUTSTANDING
$50,001 to $100,000                                                            9            $   758,309.00                     1.20%
$100,001 to $150,000                                                          33              4,415,671.59                     7.00
$150,001 to $200,000                                                          42              7,373,081.84                    11.69
$200,001 to $250,000                                                          36              8,017,223.30                    12.71
$250,001 to $300,000                                                          31              8,426,479.26                    13.36
$300,001 to $350,000                                                          34             11,063,990.20                    17.54
$350,001 to $400,000                                                          32             12,103,487.30                    19.19
$400,001 to $450,000                                                          11              4,643,140.33                     7.36
$450,001 to $500,000                                                           7              3,373,180.79                     5.35
$500,001 to $550,000                                                           2              1,053,050.00                     1.67
$550,001 to $600,000                                                           2              1,175,237.42                     1.86
$650,001 to $700,000                                                           1                663,040.00                     1.05
TOTAL:                                                                       240            $63,065,891.03                   100.00%





FICO SCORES

                                                                                                                 % OF AGGREGATE
                                                                     NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                                                  OF MORTGAGE        PRINCIPAL BALANCE          IO MORTGAGE LOANS
FICO SCORES                                                          LOANS              OUTSTANDING                OUTSTANDING
501 to 520                                                                     1            $   163,389.51                     0.26%
541 to 560                                                                     1                278,000.00                     0.44
561 to 580                                                                     1                317,700.00                     0.50
581 to 600                                                                     4                690,425.00                     1.09
601 to 620                                                                     4              1,007,773.13                     1.60
621 to 640                                                                    13              3,476,571.81                     5.51
641 to 660                                                                     5                988,278.77                     1.57
661 to 680                                                                    65             16,513,351.99                    26.18
681 to 700                                                                    41             11,086,731.67                    17.58
701 to 720                                                                    33              9,406,587.19                    14.92
721 to 740                                                                    28              8,208,244.08                    13.02
741 to 760                                                                    15              3,520,499.32                     5.58
761 to 780                                                                    18              4,984,429.56                     7.90
781 to 800                                                                    10              2,143,020.00                     3.40
801 to 820                                                                     1                280,889.00                     0.45
TOTAL:                                                                       240            $63,065,891.03                   100.00%






ORIGINAL TERM TO MATURITY

                                                                                                                 % OF AGGREGATE
                                                                     NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                                                  OF MORTGAGE        PRINCIPAL BALANCE          IO MORTGAGE LOANS
ORIGINAL TERM TO MATURITY (MONTHS)                                   LOANS              OUTSTANDING                OUTSTANDING
289 to 300                                                                    33            $10,467,333.76                    16.60%
349 to 360                                                                   207             52,598,557.27                    83.40
TOTAL:                                                                       240            $63,065,891.03                   100.00%





REMAINING TERM TO STATED MATURITY

                                                                                                                 % OF AGGREGATE
                                                                     NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                                                  OF MORTGAGE        PRINCIPAL BALANCE          IO MORTGAGE LOANS
REMAINING TERM TO STATED MATURITY (MONTHS)                           LOANS              OUTSTANDING                OUTSTANDING
289 to 300                                                                    34            $10,630,723.27                    16.86%
349 to 360                                                                   206             52,435,167.76                    83.14
TOTAL:                                                                       240            $63,065,891.03                   100.00%

PROPERTY TYPE

                                                                                                                 % OF AGGREGATE
                                                                     NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                                                  OF MORTGAGE        PRINCIPAL BALANCE          IO MORTGAGE LOANS
PROPERTY TYPE                                                        LOANS              OUTSTANDING                OUTSTANDING
Single Family                                                                164            $43,166,310.83                    68.45%
PUD                                                                           40             10,877,548.86                    17.25
Condominium                                                                   27              5,988,357.88                     9.50
2-Family                                                                       5              1,742,854.82                     2.76
3-Family                                                                       2                703,568.64                     1.12
4-Family                                                                       2                587,250.00                     0.93
TOTAL:                                                                       240            $63,065,891.03                   100.00%





OCCUPANCY

                                                                                                                 % OF AGGREGATE
                                                                     NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                                                  OF MORTGAGE        PRINCIPAL BALANCE          IO MORTGAGE LOANS
OCCUPANCY                                                            LOANS              OUTSTANDING                OUTSTANDING
Primary                                                                      230            $61,029,491.03                    96.77%
Investment                                                                     7              1,514,400.00                     2.40
Second Home                                                                    3                522,000.00                     0.83
TOTAL:                                                                       240            $63,065,891.03                   100.00%





LOAN PURPOSE

                                                                                                                 % OF AGGREGATE
                                                                     NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                                                  OF MORTGAGE        PRINCIPAL BALANCE          IO MORTGAGE LOANS
LOAN PURPOSE                                                         LOANS              OUTSTANDING                OUTSTANDING
Purchase                                                                     170            $45,772,478.98                    72.58%
Equity Refinance                                                              56             14,206,112.71                    22.53
Rate/Term Refinance                                                           14              3,087,299.34                     4.90
TOTAL:                                                                       240            $63,065,891.03                   100.00%

CURRENT MORTGAGE LOAN RATES

                                                                                                                 % OF AGGREGATE
                                                                     NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                                                  OF MORTGAGE        PRINCIPAL BALANCE          IO MORTGAGE LOANS
RANGE OF CURRENT MORTGAGE LOAN RATES                                 LOANS              OUTSTANDING                OUTSTANDING
3.001% to 3.500%                                                               1            $   163,389.51                     0.26%
4.001% to 4.500%                                                               7              1,581,748.07                     2.51
4.501% to 5.000%                                                              28              9,413,185.69                    14.93
5.001% to 5.500%                                                              84             22,034,245.19                    34.94
5.501% to 6.000%                                                              52             13,362,476.23                    21.19
6.001% to 6.500%                                                              30              7,586,771.09                    12.03
6.501% to 7.000%                                                              25              6,443,413.74                    10.22
7.001% to 7.500%                                                               5              1,127,701.51                     1.79
7.501% to 8.000%                                                               5                888,660.00                     1.41
8.001% to 8.500%                                                               2                186,300.00                     0.30
8.501% to 9.000%                                                               1                278,000.00                     0.44
TOTAL:                                                                       240            $63,065,891.03                   100.00%





CURRENT COMBINED LOAN-TO-VALUE RATIOS

                                                                                                                 % OF AGGREGATE
                                                                     NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                                                  OF MORTGAGE        PRINCIPAL BALANCE          IO MORTGAGE LOANS
RANGE OF CURRENT COMBINED LOAN-TO-VALUE RATIOS                       LOANS              OUTSTANDING                OUTSTANDING
50.01% to 60.00%                                                               2            $   538,396.14                     0.85%
60.01% to 70.00%                                                               6              1,515,666.34                     2.40
70.01% to 80.00%                                                             163             42,819,142.99                    67.90
80.01% to 90.00%                                                              65             17,390,542.60                    27.58
90.01% to 100.00%                                                              4                802,142.96                     1.27
TOTAL:                                                                       240            $63,065,891.03                   100.00%

STATE OR TERRITORY

                                                                                                                 % OF AGGREGATE
                                                                     NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                                                  OF MORTGAGE        PRINCIPAL BALANCE          IO MORTGAGE LOANS
STATE OR TERRITORY                                                   LOANS              OUTSTANDING                OUTSTANDING
California                                                                   146            $44,963,819.63                    71.30%
Washington                                                                    19              4,412,722.82                     7.00
Arizona                                                                        9              1,805,971.00                     2.86
Nevada                                                                         8              1,501,525.00                     2.38
Colorado                                                                       7              1,367,270.00                     2.17
Florida                                                                        7              1,342,518.04                     2.13
Virginia                                                                       6              1,325,920.00                     2.10
Oregon                                                                         8              1,081,828.37                     1.72
Texas                                                                          5                911,368.00                     1.45
Hawaii                                                                         3                607,200.00                     0.96
Maryland                                                                       3                553,410.00                     0.88
New York                                                                       1                489,154.82                     0.78
Massachusetts                                                                  2                426,714.41                     0.68
Ohio                                                                           3                380,380.11                     0.60
Minnesota                                                                      2                353,000.00                     0.56
Michigan                                                                       2                304,200.00                     0.48
Illinois                                                                       1                238,500.00                     0.38
Utah                                                                           2                228,800.00                     0.36
Connecticut                                                                    1                207,000.00                     0.33
Missouri                                                                       1                163,389.51                     0.26
Iowa                                                                           1                135,749.32                     0.22
Louisiana                                                                      1                126,000.00                     0.20
Georgia                                                                        1                 72,000.00                     0.11
Tennessee                                                                      1                 67,450.00                     0.11
TOTAL:                                                                       240            $63,065,891.03                   100.00%





LOAN DOCUMENTATION

                                                                                                                 % OF AGGREGATE
                                                                     NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                                                  OF MORTGAGE        PRINCIPAL BALANCE          IO MORTGAGE LOANS
LOAN DOCUMENTATION                                                   LOANS              OUTSTANDING                OUTSTANDING
Full Documentation                                                           171            $43,844,796.46                    69.52%
Stated Income                                                                 50             14,624,221.96                    23.19
Limited Documentation                                                         18              4,383,129.65                     6.95
Alternate Documentation                                                        1                213,742.96                     0.34
TOTAL:                                                                       240            $63,065,891.03                   100.00%





PERFORMANCE STATUS

                                                                                                                 % OF AGGREGATE
                                                                     NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                                                  OF MORTGAGE        PRINCIPAL BALANCE          IO MORTGAGE LOANS
PERFORMANCE STATUS                                                   LOANS              OUTSTANDING                OUTSTANDING
Current                                                                      240            $63,065,891.03                   100.00%
TOTAL:                                                                       240            $63,065,891.03                   100.00%

PREPAYMENT PENALTY TERM

                                                                                                                 % OF AGGREGATE
                                                                     NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                                                  OF MORTGAGE        PRINCIPAL BALANCE          IO MORTGAGE LOANS
PREPAYMENT PENALTY TERM                                              LOANS              OUTSTANDING                OUTSTANDING
12 months                                                                      5            $ 1,255,900.00                     1.99%
24 months                                                                    156             40,134,876.80                    63.64
36 months                                                                     33              7,852,047.83                    12.45
No Prepayment Penalty                                                         46             13,823,066.40                    21.92
TOTAL:                                                                       240            $63,065,891.03                   100.00%





GROSS MARGINS

                                                                                                                 % OF AGGREGATE
                                                                     NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                                                  OF MORTGAGE        PRINCIPAL BALANCE          IO MORTGAGE LOANS
RANGE OF GROSS MARGINS                                               LOANS              OUTSTANDING                OUTSTANDING
1.501% to 2.000%                                                               1            $   163,389.51                     0.26%
2.001% to 2.500%                                                               1                244,000.00                     0.39
2.501% to 3.000%                                                               7              1,581,748.07                     2.52
3.001% to 3.500%                                                              25              8,657,189.55                    13.81
3.501% to 4.000%                                                               2                440,384.56                     0.70
4.001% to 4.500%                                                               6              1,526,228.00                     2.43
4.501% to 5.000%                                                               7              1,702,580.76                     2.72
5.001% to 5.500%                                                             125             30,998,455.79                    49.45
5.501% to 6.000%                                                              44             12,592,082.69                    20.09
6.001% to 6.500%                                                               6              1,464,401.51                     2.34
6.501% to 7.000%                                                               9              2,246,230.78                     3.58
7.001% to 7.500%                                                               4                790,350.00                     1.26
7.501% to 8.000%                                                               1                278,000.00                     0.44
TOTAL:                                                                       238            $62,685,041.22                   100.00%


INITIAL PERIODIC RATE CAP

                                                                                                                 % OF AGGREGATE
                                                                     NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                                                  OF MORTGAGE        PRINCIPAL BALANCE          IO MORTGAGE LOANS
INITIAL PERIODIC RATE CAP                                            LOANS              OUTSTANDING                OUTSTANDING
1.000%                                                                        10            $ 2,358,281.89                     3.76%
1.500%                                                                       140             35,691,668.64                    56.94
2.000%                                                                         7              1,970,382.42                     3.14
3.000%                                                                        65             18,113,290.15                    28.90
3.025%                                                                         7              2,609,327.73                     4.16
3.030%                                                                         1                159,334.09                     0.25
3.035%                                                                         3                776,700.00                     1.24
3.040%                                                                         2                428,666.79                     0.68
3.135%                                                                         1                170,000.00                     0.27
6.000%                                                                         2                407,389.51                     0.65
TOTAL:                                                                       238            $62,685,041.22                   100.00%

SUBSEQUENT PERIODIC RATE CAP

                                                                                                                 % OF AGGREGATE
                                                                     NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                                                  OF MORTGAGE        PRINCIPAL BALANCE          IO MORTGAGE LOANS
SUBSEQUENT PERIODIC RATE CAP                                         LOANS              OUTSTANDING                OUTSTANDING
1.000%                                                                        63            $16,118,649.31                    25.71%
1.500%                                                                       140             35,691,668.64                    56.94
2.000%                                                                         2                407,389.51                     0.65
3.000%                                                                        33             10,467,333.76                    16.70
TOTAL:                                                                       238            $62,685,041.22                   100.00%





MAXIMUM MORTGAGE RATES

                                                                                                                 % OF AGGREGATE
                                                                     NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                                                  OF MORTGAGE        PRINCIPAL BALANCE          IO MORTGAGE LOANS
RANGE OF MAXIMUM MORTGAGE RATES                                      LOANS              OUTSTANDING                OUTSTANDING
10.501% to 11.000%                                                             1            $   310,000.00                     0.49%
11.001% to 11.500%                                                             7              2,000,827.28                     3.19
11.501% to 12.000%                                                            46             13,758,834.51                    21.95
12.001% to 12.500%                                                            85             21,989,434.48                    35.08
12.501% to 13.000%                                                            53             13,753,343.77                    21.94
13.001% to 13.500%                                                            24              6,050,956.22                     9.65
13.501% to 14.000%                                                            17              3,964,834.96                     6.33
14.001% to 14.500%                                                             4                691,300.00                     1.10
14.501% to 15.000%                                                             1                165,510.00                     0.26
TOTAL:                                                                       238            $62,685,041.22                   100.00%





MINIMUM MORTGAGE RATES

                                                                                                                 % OF AGGREGATE
                                                                     NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                                                  OF MORTGAGE        PRINCIPAL BALANCE          IO MORTGAGE LOANS
RANGE OF MINIMUM MORTGAGE RATES                                      LOANS              OUTSTANDING                OUTSTANDING
No floor                                                                       3            $   715,336.79                     1.14%
4.001% to 4.500%                                                               7              1,581,748.07                     2.52
4.501% to 5.000%                                                              28              9,413,185.69                    15.02
5.001% to 5.500%                                                              82             21,482,297.91                    34.27
5.501% to 6.000%                                                              51             13,184,126.23                    21.03
6.001% to 6.500%                                                              29              7,384,271.28                    11.78
6.501% to 7.000%                                                              24              6,166,613.74                     9.84
7.001% to 7.500%                                                               6              1,404,501.51                     2.24
7.501% to 8.000%                                                               5                888,660.00                     1.42
8.001% to 8.500%                                                               2                186,300.00                     0.30
8.501% to 9.000%                                                               1                278,000.00                     0.44
TOTAL:                                                                       238            $62,685,041.22                   100.00%

NEXT LOAN RATE ADJUSTMENT MONTH

                                                                                                                 % OF AGGREGATE
                                                                     NUMBER              AGGREGATE          PRINCIPAL BALANCE OF THE
                                                                  OF MORTGAGE        PRINCIPAL BALANCE          IO MORTGAGE LOANS
NEXT LOAN RATE ADJUSTMENT MONTH                                      LOANS              OUTSTANDING                OUTSTANDING
September 2004                                                                33            $10,467,333.76                    16.70%
October 2004                                                                   1                163,389.51                     0.26
November 2005                                                                  1                239,830.78                     0.38
December 2005                                                                  2                459,999.34                     0.73
January 2006                                                                   1                375,267.23                     0.60
February 2006                                                                  1                278,000.00                     0.44
March 2006                                                                     2                493,223.13                     0.79
April 2006                                                                     6              1,111,626.92                     1.77
May 2006                                                                      74             20,528,341.14                    32.75
June 2006                                                                     84             20,581,471.39                    32.83
April 2007                                                                     4                933,729.60                     1.49
May 2007                                                                      17              4,191,978.42                     6.69
June 2007                                                                      8              1,783,150.00                     2.84
April 2009                                                                     1                244,000.00                     0.39
June 2009                                                                      3                833,700.00                     1.33
TOTAL:                                                                       238            $62,685,041.22                   100.00%